SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund

Supplement Dated October 21, 2005 to the
Class A Shares Prospectus Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for Core Fixed Income Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Core Fixed Income Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to BlackRock Advisors, Inc. under the sub-section "Core Fixed Income Fund" is hereby deleted.

There are no changes to the other Sub-Advisers of the Core Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INSTITUTIONAL INVESTMENTS TRUST

Core Fixed Income Fund

Supplement dated October 21, 2005
to the Statement of Additional Information ("SAI") Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Advisers for Core Fixed Income Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Core Fixed Income Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to BlackRock Advisors, Inc. is hereby deleted and replaced with the following:

BLACKROCK ADVISORS, INC.-BlackRock Advisors, Inc. ("BlackRock") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. BlackRock, a Delaware corporation, is a subsidiary of PNC Financial Services Group, Inc. and an indirect subsidiary of PNC Bank Corp.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the paragraphs relating to BlackRock are hereby deleted and replaced with the following:

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

BlackRock's compensation of its investment professionals may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, BlackRock's portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP)-The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the granting of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock.

DEFERRED COMPENSATION PROGRAM-A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS-While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

INCENTIVE SAVINGS PLANS-The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Portfolio managers are eligible to participate in these plans. Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, Mr. Archambo, and Ms. O'Connor managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wayne Archambo	12	$5,373,000,000	N/A	N/A	18	$833,000,000
Kate O'Connor	9	$4,524,000,000	N/A	N/A	13	$696,000,000

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small/Mid Cap Equity and Small Cap Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which BlackRock's portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small/Mid Cap Equity and Small Cap Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small/Mid Cap Equity and Small Cap Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Small/Mid Cap Equity and Small Cap Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Small/Mid Cap Equity and Small Cap Funds with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small/Mid Cap Equity and Small Cap Funds.

There are no changes to the other Sub-Advisers of the Core Fixed Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE